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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2007


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   001-16783                95-4097995
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

     Reference is made to the press release of VCA Antech, Inc. issued on May 8, 2007, relating to the signing of a definitive merger agreement with Healthy Pet Corporation, which is incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1.

     In connection with the acquisition of Healthy Pet Corporation, the Company currently intends to increase its senior credit facility by $160 million for a total outstanding amount of $531.7 million in senior term notes.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.       Description
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99.1              Press Release issued by VCA Antech, Inc., on May 8, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 8, 2007                              VCA ANTECH, INC.


                                         By:    /s/ Robert L. Antin
                                                -------------------
                                         Name:    Robert L. Antin
                                         Title:   Chief Executive Officer


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                                  EXHIBIT INDEX




Exhibit No.       Description
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99.1              Press Release issued by VCA Antech, Inc., on May 8, 2007.